Assumptions, the use of judgment and accounting estimates	12 Months Ended
Dec. 31, 2017
Corporate Information And Statement Of IFRS Compliance [Abstract]
Assumptions, the use of judgment and accounting estimates
Assumptions, the use of judgment and accounting estimates
The preparation of the consolidated financial statements requires management to make estimates and assumptions about the future.
The use of judgment and estimates will not always correspond to subsequent circumstances.
Estimates are adjusted, with any changes being recognized in profit and loss, as and when better knowledge is available. The assumptions and estimates entailing a significant risk of an adjustment of carrying amounts of assets and liabilities during the next fiscal year are presented below.
(a)    Impairment of goodwill
Impairment is determined for goodwill by assessing the recoverable amount of each group of cash generating units to which the goodwill relates. Assumptions and judgments of future developments are inherent in the determination of the recoverable amount. For further details, see note (7.1) Goodwill and other intangible assets.
(b)    Recognition and measurement of deferred tax assets
Deferred tax assets may only be recognized if it is probable that sufficient taxable income will be available in the future. If these expectations are not met, a write-down would have to be recognized in income for the deferred tax assets. For further details, see notes (6.6) Income taxes and (7.11) Deferred and current taxes.
Effects resulting from the changes in U.S. tax legislation (Tax Cuts and Jobs Act) are fully considered based on all available information as of the date of this report.
(c)    Measurement of pension provisions
Pension provisions are measured applying assumptions about discount rates, expected future pension increases and mortality tables. These assumptions may differ from the actual data due to a change in economic conditions or markets. These include the determination of the discount rate, future salary increases, mortality rates and future pension increases. Due to the complexity of the valuation and its long-term nature, a defined benefit obligation is sensitive to changes in these assumptions. All assumptions are reviewed at each reporting date by obtaining actuarial reports for all material obligations.
In determining the appropriate discount rate, management considers the interest rates of corporate bonds in the respective currency with at least AA rating, with extrapolated maturities corresponding to the expected duration of the defined benefit obligation. The underlying bonds are further reviewed for quality. Those having excessive credit spreads are removed from the population of bonds on which the discount rate is based, on the basis that they do not represent high quality bonds.
The mortality rate is based on publicly available mortality tables for the specific country. Future salary increases and pension increases are based on expected future inflation rates for the respective country.
Further details about the assumptions used, including those used for the sensitivity analysis, are given in note (7.8) Pension provisions and post-retirement benefits.
(d)    Measurement of other provisions
Other provisions, especially provisions for restoration and environmental protection, litigation risks and restructuring are naturally exposed to significant forecasting uncertainties regarding the level and timing of the obligation. The Group has to make assumptions about the probability of occurrence of an obligation or future trends, such as expected costs, on the basis of experience. Non-current provisions are exposed to forecasting uncertainties. In addition, the level of non-current provisions depends to a large extent on the selection and development of the market-oriented discount rate (see also note (7.9) Other provisions) as well as on estimates for the Rubber footprint restructuring as described in note (6.4) Restructuring expenses.